UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2026

Magnachip Semiconductor Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-34791	83-0406195
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Magnachip Semiconductor, Ltd.

15F, 76 Jikji-daero 436beon-gil, Heungdeok-gu

Cheongju-si, Chungcheongbuk-do, 28581, Republic of Korea

(Address of principal executive offices)

Not Applicable

(Zip Code)

+82 (2) 6903-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)

On January 14, 2026, the Board of Directors (the “Board”) of Magnachip Semiconductor Corporation (the “Company”) appointed Cristiano Amoruso as a director of the Company to serve until 2026 Annual Meeting of Stockholders or until his successor has been duly elected and qualified, or until his earlier death, resignation, retirement, disqualification or removal. Mr. Amoruso has also been appointed to each of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee of the Board.

Mr. Amoruso will participate in the Company’s independent director compensation program. He will receive the following compensation in connection with his service on the Board and Committees of the Board, provided that such compensation will be prorated pursuant to the Company’s Director Compensation Policy:

a.	an annual RSU grant valued at $165,000 for service on the Board and $10,000 for service on each committee of the Board; and

b.

a quarterly cash retainer of $18,750 for service on the Board, $3,750 for service on Audit Committee, $2,500 for service on Compensation Committee and $1,250 for service on Nominating and Corporate Governance Committee.

Since the beginning of the Company’s last fiscal year through the present, there have been no transactions with the Company, and there are currently no proposed transactions with the Company, in which the amount involved exceeds $120,000 and in which Mr. Amoruso had or will have a direct or indirect material interest within the meaning of Item 404(a) of Regulation S-K of the Securities Act of 1933, as amended. No arrangement or understanding exists between Mr. Amoruso and any other person pursuant to which Mr. Amoruso was selected as a director of the Company.

Item 7.01.	Regulation FD Disclosure.

On January 20, 2026, the Company issued a press release announcing the election of Mr. Amoruso to the Board as described in Item 5.02 (d) of this Form 8-K. A copy of the Company’s press release is furnished with this Form 8-K and attached hereto as Exhibit 99.1. The information in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any registration document or other document filed by the Company.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release issued January 20, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 20, 2026	MAGNACHIP SEMICONDUCTOR CORPORATION

	By:	/s/ Shin Young Park
	Name:	Shin Young Park
	Title:	Chief Financial Officer